                                                                       EXHIBIT B

                    CENTERPOINT ENERGY, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                     ASSETS

                                                            DECEMBER 31,        JUNE 30,
                                                                2003              2004
                                                                ----              ----
CURRENT ASSETS:
   Cash and cash equivalents ..........................     $    131,480      $    280,912
   Investment in Time Warner common stock .............          389,302           380,427
   Accounts receivable, net ...........................          636,646           508,689
   Accrued unbilled revenues ..........................          395,351           192,587
   Fuel stock .........................................          237,650           207,497
   Materials and supplies .............................          175,276           170,410
   Non-trading derivative assets ......................           45,897            59,620
   Taxes receivable ...................................          159,646           143,558
   Prepaid expenses and other current assets ..........          101,457            86,411
                                                            ------------      ------------
     Total current assets .............................        2,272,705         2,030,111
                                                            ------------      ------------
PROPERTY, PLANT AND EQUIPMENT:
   Property, plant and equipment ......................       20,005,437        20,212,237
   Less accumulated depreciation and amortization......       (8,193,901)       (8,416,735)
                                                            ------------      ------------
     Property, plant and equipment, net ...............       11,811,536        11,795,502
                                                            ------------      ------------
OTHER ASSETS:
   Goodwill, net ......................................        1,740,510         1,740,510
   Other intangibles, net .............................           79,936            78,839
   Regulatory assets ..................................        4,930,793         4,959,059
   Non-trading derivative assets ......................           11,273            16,849
   Other ..............................................          529,911           531,494
                                                            ------------      ------------
     Total other assets ...............................        7,292,423         7,326,751
                                                            ------------      ------------

       TOTAL ASSETS ...................................     $ 21,376,664      $ 21,152,364
                                                            ============      ============

                    CENTERPOINT ENERGY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS - (CONTINUED)
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                      LIABILITIES AND SHAREHOLDERS' EQUITY

                                                                                     DECEMBER 31,        JUNE 30,
                                                                                         2003              2004
                                                                                         ----              ----
CURRENT LIABILITIES:
   Short-term borrowings .......................................................     $     63,000      $         --
   Current portion of transition bond long-term debt ...........................           41,189            43,099
   Current portion of other long-term debt .....................................          121,234           164,669
   Indexed debt securities derivative ..........................................          321,352           312,227
   Accounts payable ............................................................          694,558           606,446
   Taxes accrued ...............................................................          193,273           126,121
   Interest accrued ............................................................          164,669           178,791
   Non-trading derivative liabilities ..........................................            8,036             5,586
   Regulatory liabilities ......................................................          186,239           191,785
   Accumulated deferred income taxes, net ......................................          345,870           347,303
   Deferred revenues ...........................................................           88,740           114,093
   Other .......................................................................          290,176           284,836
                                                                                     ------------      ------------
     Total current liabilities .................................................        2,518,336         2,374,956
                                                                                     ------------      ------------
OTHER LIABILITIES:
   Accumulated deferred income taxes, net ......................................        3,010,577         3,070,022
   Unamortized investment tax credits ..........................................          211,731           202,209
   Non-trading derivative liabilities ..........................................            3,330             1,654
   Benefit obligations .........................................................          836,459           875,368
   Regulatory liabilities ......................................................        1,358,030         1,254,318
   Other .......................................................................          715,670           707,112
                                                                                     ------------      ------------
     Total other liabilities ...................................................        6,135,797         6,110,683
                                                                                     ------------      ------------
LONG-TERM DEBT:
   Transition bonds ............................................................          675,665           659,773
   Other .......................................................................       10,107,399         9,941,314
                                                                                     ------------      ------------
     Total long-term debt ......................................................       10,783,064        10,601,087
                                                                                     ------------      ------------
 COMMITMENTS AND CONTINGENCIES

 MINORITY INTEREST IN CONSOLIDATED SUBSIDIARIES ................................          178,910           198,131
                                                                                     ------------      ------------
SHAREHOLDERS' EQUITY:
   Common stock (305,385,434  shares and 307,434,559 shares outstanding
     at December 31, 2003 and June 30, 2004, respectively) .....................            3,063             3,074
   Additional paid-in capital ..................................................        2,868,416         2,885,593
   Unearned ESOP stock .........................................................           (2,842)               --
   Retained deficit ............................................................         (700,033)         (630,084)
   Accumulated other comprehensive loss ........................................         (408,047)         (391,076)
                                                                                     ------------      ------------
     Total shareholders' equity ................................................        1,760,557         1,867,507
                                                                                     ------------      ------------

       TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ..............................     $ 21,376,664      $ 21,152,364
                                                                                     ============      ============

            CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC AND SUBSIDIARIES
        (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                           CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                     ASSETS

                                                                        DECEMBER 31,        JUNE 30,
                                                                            2003              2004
                                                                            ----              ----
CURRENT ASSETS:
   Cash and cash equivalents ......................................     $     30,720      $     27,070
   Accounts and notes receivable, net .............................           91,332           112,544
   Accounts receivable -- affiliated companies, net ...............            3,897               168
   Accrued unbilled revenues ......................................           71,507            85,916
   Materials and supplies .........................................           56,008            51,507
   Taxes receivable ...............................................          184,634            47,495
   Other ..........................................................           14,209             7,695
                                                                        ------------      ------------
     Total current assets .........................................          452,307           332,395
                                                                        ------------      ------------
PROPERTY, PLANT AND EQUIPMENT:
   Property, plant and equipment ..................................        6,084,665         6,148,939
   Less accumulated depreciation and amortization .................       (2,040,382)       (2,116,164)
                                                                        ------------      ------------
     Property, plant and equipment, net ...........................        4,044,283         4,032,775
                                                                        ------------      ------------
OTHER ASSETS:
   Other intangibles, net .........................................           39,010            38,690
   Regulatory assets ..............................................        4,896,439         4,925,257
   Accounts and notes receivable -- affiliated companies ..........          814,513           814,513
   Other ..........................................................           79,770            91,021
                                                                        ------------      ------------
     Total other assets ...........................................        5,829,732         5,869,481
                                                                        ------------      ------------

       TOTAL ASSETS ...............................................     $ 10,326,322      $ 10,234,651
                                                                        ============      ============

            CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC AND SUBSIDIARIES
        (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                           CONSOLIDATED BALANCE SHEETS
                      (THOUSANDS OF DOLLARS) -- (CONTINUED)
                                   (UNAUDITED)

                         LIABILITIES AND MEMBER'S EQUITY

                                                               DECEMBER 31,     JUNE 30,
                                                                   2003            2004
                                                                   ----            ----
CURRENT LIABILITIES:
   Current portion of transition bond long-term debt .....     $    41,189     $    43,099
   Accounts payable ......................................          35,771          34,783
   Notes payable -- affiliated companies, net ............         113,179         170,967
   Taxes accrued .........................................          82,650          42,370
   Interest accrued ......................................          64,769          76,782
   Regulatory liabilities ................................         185,812         191,358
   Other .................................................          62,085          64,313
                                                               -----------     -----------
     Total current liabilities ...........................         585,455         623,672
                                                               -----------     -----------
OTHER LIABILITIES:

   Accumulated deferred income taxes, net ................       1,799,926       1,845,394
   Unamortized investment tax credits ....................          55,845          52,359
   Benefit obligations ...................................          83,236          90,088
   Regulatory liabilities ................................         923,038         810,773
   Notes payable -- affiliated companies .................         379,900         150,850
   Accounts payable -- affiliated companies ..............         398,984         400,717
   Other .................................................          11,424          14,326
                                                               -----------     -----------
     Total other liabilities .............................       3,652,353       3,364,507
                                                               -----------     -----------
LONG-TERM DEBT:
   Transition bonds ......................................         675,665         659,773
   Other .................................................       2,672,019       2,902,998
                                                               -----------     -----------
     Total long-term debt ................................       3,347,684       3,562,771
                                                               -----------     -----------
COMMITMENTS AND CONTINGENCIES

MEMBER'S EQUITY:
   Common stock ..........................................               1               1
   Paid-in capital .......................................       2,190,111       2,190,111
   Retained earnings .....................................         550,718         493,589
                                                               -----------     -----------
     Total member's equity ...............................       2,740,830       2,683,701
                                                               -----------     -----------

       TOTAL LIABILITIES AND MEMBER'S EQUITY .............     $10,326,322     $10,234,651
                                                               ===========     ===========

               CENTERPOINT ENERGY RESOURCES CORP. AND SUBSIDIARIES
        (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                           CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                     ASSETS

                                                                           DECEMBER 31,       JUNE 30,
                                                                               2003             2004
                                                                               ----             ----
CURRENT ASSETS:
  Cash and cash equivalents ..........................................     $    34,447      $    70,316
  Accounts and notes receivable, net .................................         462,988          288,903
  Accrued unbilled revenue ...........................................         323,844          106,670
  Accounts and notes receivable - affiliated companies, net ..........              --          258,582
  Materials and supplies .............................................          26,859           27,334
  Natural gas inventory ..............................................         160,367          131,182
  Non-trading derivative assets ......................................          45,897           59,620
  Taxes receivable ...................................................          32,023               --
  Prepaid expenses ...................................................          11,104            1,766
  Other ..............................................................          71,597           69,535
                                                                           -----------      -----------
    Total current assets .............................................       1,169,126        1,013,908
                                                                           -----------      -----------
PROPERTY, PLANT AND EQUIPMENT:
  Property, plant and equipment ......................................       4,086,750        4,154,318
  Less accumulated depreciation ......................................        (351,189)        (393,765)
                                                                           -----------      -----------
    Property, plant and equipment, net ...............................       3,735,561        3,760,553
                                                                           -----------      -----------
OTHER ASSETS:
  Goodwill ...........................................................       1,740,510        1,740,510
  Other intangibles, net .............................................          20,101           19,844
  Non-trading derivative assets ......................................          11,273           16,849
  Accounts and notes receivable - affiliated companies, net ..........          33,929           25,098
  Other ..............................................................         142,162          144,527
                                                                           -----------      -----------
    Total other assets ...............................................       1,947,975        1,946,828
                                                                           -----------      -----------

TOTAL ASSETS .........................................................     $ 6,852,662      $ 6,721,289
                                                                           ===========      ===========

               CENTERPOINT ENERGY RESOURCES CORP. AND SUBSIDIARIES
        (AN INDIRECT WHOLLY OWNED SUBSIDIARY OF CENTERPOINT ENERGY, INC.)
                   CONSOLIDATED BALANCE SHEETS -- (CONTINUED)
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                      LIABILITIES AND STOCKHOLDER'S EQUITY

                                                                     DECEMBER 31,     JUNE 30,
                                                                         2003           2004
                                                                         ----           ----
CURRENT LIABILITIES:
  Short-term borrowings .........................................     $   63,000     $       --
  Current portion of long-term debt .............................             --         41,873
  Accounts payable ..............................................        528,394        408,515
  Accounts and notes payable - affiliated companies, net ........         23,351             --
  Taxes accrued .................................................         65,636         59,111
  Interest accrued ..............................................         58,505         59,800
  Customer deposits .............................................         58,372         59,094
  Non-trading derivative liabilities ............................          6,537          5,586
  Accumulated deferred income taxes, net ........................          8,856         21,314
  Other .........................................................        125,132        140,614
                                                                      ----------     ----------
      Total current liabilities .................................        937,783        795,907
                                                                      ----------     ----------
OTHER LIABILITIES:
  Accumulated deferred income taxes, net ........................        645,125        641,919
  Non-trading derivative liabilities ............................          3,330          1,654
  Benefit obligations ...........................................        130,980        129,458
  Other .........................................................        571,005        549,454
                                                                      ----------     ----------
      Total other liabilities ...................................      1,350,440      1,322,485
                                                                      ----------     ----------
LONG-TERM DEBT ..................................................      2,370,974      2,328,131
                                                                      ----------     ----------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDER'S EQUITY:
  Common stock ..................................................              1              1
  Paid-in capital ...............................................      1,985,254      1,985,273
  Retained earnings .............................................        173,682        246,125
  Accumulated other comprehensive income ........................         34,528         43,367
                                                                      ----------     ----------
      Total stockholder's equity ................................      2,193,465      2,274,766
                                                                      ----------     ----------

   TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY ...................     $6,852,662     $6,721,289
                                                                      ==========     ==========

                           TEXAS GENCO HOLDINGS, INC.
                           CONSOLIDATED BALANCE SHEETS
                             (THOUSANDS OF DOLLARS)
                                   (UNAUDITED)

                                                                                              DECEMBER 31,      JUNE 30,
                                                                                                  2003            2004
                                                                                                  ----            ----
                                       ASSETS
CURRENT ASSETS:
  Cash ..................................................................................     $        33      $        38
  Short-term investments ................................................................          44,525          184,522
  Short-term note receivable - affiliated companies, net ................................              --            1,283
  Customer accounts receivable ..........................................................          78,122          103,139
  Accounts receivable, other ............................................................           3,716            2,486
  Materials and supplies ................................................................          92,409           91,569
  Fuel stock ............................................................................          77,283           76,315
  Prepaid expenses and other current assets .............................................           2,304            3,484
                                                                                              -----------      -----------
       Total current assets .............................................................         298,392          462,836
                                                                                              -----------      -----------
PROPERTY, PLANT AND EQUIPMENT:
  Property, plant and equipment .........................................................       9,834,904        9,899,135
  Less accumulated depreciation and amortization ........................................      (5,709,309)      (5,804,711)
                                                                                              -----------      -----------
    Property, plant and equipment, net ..................................................       4,125,595        4,094,424
                                                                                              -----------      -----------
OTHER ASSETS:
  Nuclear decommissioning trust .........................................................         189,182          198,275
  Other .................................................................................          26,462           23,305
                                                                                              -----------      -----------
       Total other assets ...............................................................         215,644          221,580
                                                                                              -----------      -----------
          TOTAL ASSETS ..................................................................     $ 4,639,631      $ 4,778,840
                                                                                              ===========      ===========
                        LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES:
  Accounts payable -  affiliated companies, net .........................................     $     7,802      $    11,517
  Accounts payable, fuel ................................................................          68,747           97,111
  Accounts payable, other ...............................................................          40,165           48,188
  Taxes and interest accrued ............................................................         107,605           62,358
  Deferred capacity auction revenue .....................................................          86,853          109,566
  Other .................................................................................          17,579           13,870
                                                                                              -----------      -----------
       Total current liabilities ........................................................         328,751          342,610
                                                                                              -----------      -----------
OTHER LIABILITIES:
  Accumulated deferred income taxes, net ................................................         844,545          836,702
  Unamortized investment tax credit .....................................................         150,533          144,765
  Nuclear decommissioning reserve .......................................................         187,997          222,958
  Benefit obligations ...................................................................          18,399           20,715
  Accrued reclamation costs .............................................................           6,000            6,220
  Other .................................................................................          70,245           70,701
                                                                                              -----------      -----------
       Total other liabilities ..........................................................       1,277,719        1,302,061
                                                                                              -----------      -----------
COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' EQUITY:
  Common stock (80,000,000 shares outstanding at December 31, 2003 and June 30,
    2004, respectively) .................................................................               1                1
  Additional paid-in capital ............................................................       2,917,444        2,917,444
  Retained earnings .....................................................................         115,716          216,724
                                                                                              -----------      -----------
       Total shareholders' equity .......................................................       3,033,161        3,134,169
                                                                                              -----------      -----------
          TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY ....................................     $ 4,639,631      $ 4,778,840
                                                                                              ===========      ===========